SPDR® SERIES TRUST

SPDR Bloomberg 1-3 Month T-Bill ETF

SPDR Bloomberg 3-12 Month T-Bill ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 11, 2023

to the Prospectus, Summary Prospectuses and Statement of Additional Information (the “SAI”),

each dated October 31, 2022, as may be supplemented from time to time

Effective immediately, April Borawski no longer serves as a Portfolio Manager of the Funds. Accordingly, effective immediately, all references to April Borawski in the Prospectus, Summary Prospectuses and SAI are deleted in their entirety. As of the date of this Supplement, the remaining Portfolio Managers of each Fund continue to serve in such roles.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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